UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported): June 20, 2005

                          THE SPORTS CLUB COMPANY, INC.
           -----------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                      1-13290                 95-4479735
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(State or other jurisdiction         (Commission              (IRS Employer
       of incorporation)             File Number)           Identification No.)


     11100 Santa Monica Boulevard, Suite 300, Los Angeles, California 90025
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(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code   (310) 479-5200
                                                     ---------------------------


                                 Not Applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13 e-4(c))




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Section 2   -     Financial Information

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement.

On June 2, 2005, the Company was notified by U.S. Bank, Trustee for the holders of the Company's 11 3/8% Senior Secured Notes due in March 2006, that the Company was in default under Section 4.3 of the Indenture dated April 1, 1999, since the Company had not yet filed its Form 10-K for the year ended December 31, 2004, with the Securities and Exchange Commission (the "Commission"). If the Company's failure continued for a period of thirty (30) days following its receipt of the Trustee's notice, an "Event of Default" under the Indenture would occur.

As previously reported, the Company has delayed the filing of its annual report on Form 10-K for the fiscal year ended December 31, 2004 pending resolution of certain accounting issues. The Company is working diligently to finalize and file its Form 10-K and provide it to the Trustee and has also requested a waiver of the foregoing default from the holder of a majority in principal amount of the outstanding Notes. If the Company is unable to finalize and file the requisite report or obtain the requested waiver, the Trustee or holders of 25% or more of the principal amount of Notes may declare the entire $100 million principal amount, plus accrued interest, to be immediately due and payable. Without obtaining other financing, the Company would not be able to pay such outstanding principal amount and accrued interest.

Section 3   -     Securities and Trading Markets

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On June 24, 2005, the Company announced that the American Stock Exchange (the "Exchange") had on June 20, 2005, determined to proceed with the filing of an application with the Commission to strike the Company's common stock from listing and registration on the Exchange due to the Company's failure to have timely filed its Form 10-K for the fiscal year ended December 31, 2004 and its Form 10-Q for the quarter ended March 31, 2005. The Company has requested a hearing before a committee of the Exchange to appeal the determination and request continued listing on the Exchange. The Company's appeal will automatically stay the delisting of the Company's common stock pending the committee's final determination. The Company's announcement was made by means of a press release, the text of which is being furnished to the Commission in
Exhibit 99.1 attached hereto.

Section 9   -     Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

     (a)  Financial statements of business acquired. None. 2
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     (b)  Pro form financial information. None

     (c)  Exhibits. 99.1 Press Release dated June 24, 2005


                                   Signatures

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:    June 24, 2005               THE SPORTS CLUB COMPANY, INC.


                                               By:      /s/ Timothy M. O'Brien
                                                    ----------------------------
                                                        Timothy M. O'Brien
                                                        Chief Financial Officer




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                                                                    EXHIBIT 99.1




                          THE SPORTS CLUB COMPANY, INC.
                     NOTIFIED BY THE AMERICAN STOCK EXCHANGE
                              OF POSSIBLE DELISTING


LOS ANGELES, CA (June 24, 2005) - The Sports Club Company, Inc. (AMEX: SCY) today announced that on June 20, 2005, the Company received notice from the American Stock Exchange (the "Exchange") Listing Qualifications Staff that the Company remains noncompliant with certain requirements for continued listing, and that the Exchange had determined to proceed with the filing of an application with the Securities and Exchange Commission to strike the Company's common stock from listing and registration on the Exchange as of June 28, 2005. Specifically, the Company's failure to have timely filed its Form 10-K for the fiscal year ended December 31, 2004 and its Form 10-Q for the quarter ended March 31, 2005 is in violation of the applicable listing standards set forth in Sections 134, 1101 and 1003(d) of the Exchange's Company Guide. The Company's inability to timely file the required reports is due to certain issues relative to the application of several Statements of Financial Accounting Standards pronouncements to the preparation of the Company's financial statements. The Company continues to work diligently towards completion of its filings; however, because of the complexities associated with these issues, the Company can give no assurance as to when the required reports will be finalized and filed. Based on these facts, the Exchange determined that it was appropriate to initiate delisting procedures relative to the Company's common stock.

In response to the notice, the Company has requested a hearing before a committee of the Exchange to appeal the Exchange's determination. The Company intends to present documentation and other evidence at the hearing in support of its continued listing; however, the Company can give no assurances that the Exchange will grant its request for continued listing. Until the committee's final determination and the expiration of any exception granted by the committee, the Company's common stock will continue to be traded on the Exchange.

Further, as previously reported, the Company has been notified by the Exchange that it continues to be in violation of Sections 1003(a)(i), 1003(a)(ii) and 1003 (a)(iv) of the Company Guide. The Exchange has given the Company until March 13, 2006 to regain compliance with these particular sections. Therefore, even if the Company satisfies the committee's requirements and continues to be listed on the Exchange, it will not be relieved of its obligations to regain compliance with Sections 1003(a)(i), 1003(a)(ii) and 1003 (a)(iv). Failure to gain compliance may again subject the Company to delisting procedures.



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All statements in this press release other than statements of historical fact are forward looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and beliefs and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in this press release, and the Company expressly disclaims any obligations to release publicly any update or revision to any forward looking statement contained herein if there are changes in the Company's expectations or if any events, conditions or circumstances on which any such forward looking statement is based.



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